                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                             NISOURCE FINANCE CORP.
                             OFFER TO EXCHANGE ITS
    7 1/2% EXCHANGE NOTES DUE 2003 FOR ITS OUTSTANDING 7 1/2% NOTES DUE 2003 7 5/8% EXCHANGE NOTES DUE 2005 FOR ITS OUTSTANDING 7 5/8% NOTES DUE 2005 7 7/8% EXCHANGE NOTES DUE 2010 FOR ITS OUTSTANDING 7 7/8% NOTES DUE 2010
                   IN EACH CASE UNCONDITIONALLY GUARANTEED BY

                                 NISOURCE INC.
                PURSUANT TO THE PROSPECTUS DATED          , 2001

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for NiSource Finance Corp.'s (the "Company") 7 1/2% notes due 2003, 7 5/8% notes due 2005 and 7 7/8% notes due 2010 (the "Outstanding Notes") are not immediately available, (ii) Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Chase Manhattan Bank (the "Exchange Agent") on or prior to the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by telegram, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Procedures for tendering" and
" -- Guaranteed delivery procedures for notes" in the Prospectus. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                            THE CHASE MANHATTAN BANK
                 By Mail, Hand Delivery or Overnight Delivery:
                            The Chase Manhattan Bank
                         55 Water Street, Second Floor
                           Room 234 -- North Building
                            New York, New York 10041
                           By Facsimile Transmissions
                         (Eligible Institutions Only):
                        (212) 638-7380 or (212) 638-7381
                 For Information or Confirmation by Telephone:
                          Victor Matis (212) 638-0459
                               ------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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                         NOTICE OF GUARANTEED DELIVERY

Ladies and Gentlemen:

     The undersigned hereby tenders to NiSource Finance Corp., an Indiana corporation (the "Company"), and NiSource Inc., a Delaware corporation ("NiSource"), upon the terms and subject to the conditions set forth in the
Prospectus dated      , 2001 (as the same may be amended or supplemented from
time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed delivery procedures for notes."

                                                      Name(s) of Registered
7 1/2% NOTES DUE 2003                                 Holder(s): ---------------------------------------

Amount Tendered: $ ------------------*
                                                      --------------------------------------------------

Certificate No(s) (if
available): --------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

$ ------------------------------------------------------------------------------------------------------
                  (Total Principal Amount Represented by 7 1/2% notes Certificate(s))

                                                      Name(s) of Registered
7 5/8% NOTES DUE 2005                                 Holder(s): ---------------------------------------

Amount Tendered: $ ------------------*
                                                      --------------------------------------------------

Certificate No(s) (if
available): --------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

$ ------------------------------------------------------------------------------------------------------
                  (Total Principal Amount Represented by 7 5/8% notes Certificate(s))

                                                      Name(s) of Registered
7 7/8% NOTES DUE 2010                                 Holder(s): ---------------------------------------

Amount Tendered: $ ------------------*
                                                      --------------------------------------------------

Certificate No(s) (if
available): --------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

$ ------------------------------------------------------------------------------------------------------
                  (Total Principal Amount Represented by 7 7/8% notes Certificate(s))

If Outstanding Notes will be tendered by book-entry transfer, provide the following information:

DTC Account
Number: ------------------------------------------------------------------------------------------------

Date: --------------------------------------------------------------------------------------------------

-------------------------
* Must be in integral multiples of $1,000.

--------------------------------------------------------------------------------

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

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE


X
 ------------------------------------------------     --------------------------------------------------

X
 ------------------------------------------------     --------------------------------------------------
 Signature(s) of Owner(s) or Authorized Signatory                            Date

Area Code and Telephone Number:
                               ----------------------------------------------

     Must be signed by the holder(s) of the Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company or NiSource, provide proper evidence satisfactory to the Company or NiSource of such person's authority to so act.

                      Please print name(s) and address(es)

Name(s):
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

Capacity:
            --------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

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

                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an eligible guarantor institution as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Outstanding Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal, or an Agent's Message in lieu thereof, and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal, or an Agent's Message in lieu thereof, and the Outstanding Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


-------------------------------------------------------     -------------------------------------------------------
                      Name of Firm                                            Authorized Signature

-------------------------------------------------------     -------------------------------------------------------
                        Address                                                      Title

-------------------------------------------------------     -------------------------------------------------------
                        Zip Code                                          Name (Please Type or Print)

Area Code and Telephone No.                                                      Dated:
                           ---------------------------------------------------         ----------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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